UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2018

Date of reporting period:  May 31, 2018

Item 1. Reports to Stockholders.

Annual Report

M.D. Sass Equity Income Plus Fund
M.D. Sass Short Term U.S. Government Agency Income Fund

May 31, 2018

Investment Advisers

M.D. Sass Investors Services, Inc.
M.D. Sass, LLC
1185 Avenue of the Americas
18th Floor
New York, New York 10036

Phone: 1-855-MDS-FUND (1-855-637-3863)

Table of Contents

LETTERS TO SHAREHOLDERS	3
EXPENSE EXAMPLES	7
INVESTMENT HIGHLIGHTS	9
SCHEDULES OF INVESTMENTS	14
SCHEDULE OF WRITTEN OPTIONS	17
STATEMENTS OF ASSETS AND LIABILITIES	23
STATEMENTS OF OPERATIONS	24
STATEMENTS OF CHANGES IN NET ASSETS	25
FINANCIAL HIGHLIGHTS	27
NOTES TO FINANCIAL STATEMENTS	30
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	40
NOTICE OF PRIVACY POLICY & PRACTICES	41
ADDITIONAL INFORMATION	42

Dear Shareholder of the M.D. Sass Equity Income Plus Fund (the “Fund” or “MDEIX” or “MDEPX”),

Performance

MDEIX returned +0.95% for the 12-month period ended May 31, 2018 (MDEPX returned +0.71% over the same period).  The CBOE S&P 500 BuyWrite Index (BXM) returned +7.72% over the same time period.  Importantly, our results include a performance drag of approximately -1.91% from the purchase of S&P 500 Index Puts (SPY) as a potential hedge against a sharp market decline, which the BXM Index does not have.

The relative underperformance of “value” stocks compared to “growth” stocks (as measured by the S&P 500 Value and Growth indices) proved to be a challenging headwind for the Fund during the period.  To that point, the Information Technology sector was up nearly 27.83% during this period and contributed 630 basis points of the S&P 500 Index’s total return of 1,350 basis points.  Consistent with our strategy, we avoid investing in high multiple growth stocks, but many of the biggest positive contributors to the S&P 500 Index’s performance were of this variety.

The stock/call combinations that most positively impacted performance during this period were NRG Energy (NRG), Covanta Holdings (CVA) and Apollo Global Management (APO), while the most significant stock/call detractors were Macquarie Infrastructure (MIC), Entercom Communications (ETM) and Kroger (KR).

As noted, the positive returns in the S&P 500 Index also caused our SPY put option hedges to negatively impact performance.  The market has experienced historically low levels of implied volatility which has created a difficult backdrop for the put hedges.  In light of the multitude of geopolitical risks (North Korea, rising interest rates, Middle East tensions, Trump policies), we are surprised by the market’s complacency and are comfortable maintaining significant put protection.

Market Outlook & Portfolio Positioning

We have experienced a challenging environment for a value-oriented covered call strategy given the fact that growth stocks have significantly outperformed value stocks over the past few years.  If interest rates continue to trend higher, we would expect the value sectors to potentially assume market leadership given the heavy bias towards Financials within the value indices.  Many financial companies, such as banks and insurance companies, benefit from a rising rate environment as long as the yield curve is not flat (or inverted).  The Fund had a 23% exposure to Financials as of May 31, 2018.

The approval of the AT&T / Time Warner  mega merger is also a positive catalyst for mature industries that need to undergo consolidation to improve competitive dynamics and achieve accelerated earnings growth via cost synergies.  This dynamic is much more likely to play out in value stocks (legacy media, telecom, semiconductors, packaging).

We continue to be bullish on the U.S. consumer.  Tax reform, low unemployment, accelerating wage growth and healthy consumer confidence bode well for discretionary expenditures.  The Fund had a 16% exposure to Consumer Discretionary sector with exposure to cable, travel, housing and gaming as of May 31, 2018.

Past performance is not a guarantee of future results. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Opinions expressed are those of the Fund, are subject to change, are not guaranteed and should not be considered investment advice.  Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

This report must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in a limited number of companies. Therefore, changes in the value of a single security may have a more significant effect on the value of the Fund’s portfolio than for other funds that invest in a greater number of companies.  The Fund invests in mid-cap companies, which involves additional risks such as limited liquidity and greater volatility than large capitalization companies. The Fund invests in options, which may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed. When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited. There is no assurance that a closing transaction on a call option can be affected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. If an index put option purchased by the Fund were permitted to expire without being exercised, its premium would represent a loss realized by the Fund. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds. The Fund may participate in initial public offerings (“IPOs”) or Secondary offerings which may result in a magnified impact on the performance of the Fund. IPO’s and Secondary offerings are frequently volatile in price and may increase the turnover of the Fund, which may lead to increased expenses. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets.

CBOE S&P 500 BuyWrite Index (BXM): The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.

S&P 500 Index: The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. One cannot invest directly in an index.

S&P 500 Value Index: A market index constructed by S&P Dow Jones that measures value stocks using three factors: the ratios of book value, earnings, and sales to price.  S&P Style Indices divide the complete market capitalization of each parent index into growth and value segments.  Constituents are drawn from the S&P 500 Index.

S&P Growth Index: A market index constructed by S&P Dow Jones that measures growth stocks using three factors: the ratios of book value, earnings, and sales to price.  S&P Style Indices divide the complete market capitalization of each parent index into growth and value segments.  Constituents are drawn from the S&P 500 Index.

Basis Point: A unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of Fund holdings please refer to the Schedule of Investments included in this report.

This Fund is distributed by Quasar Distributors, LLC.

Dear Shareholder of the M.D. Sass Short Term U.S. Government Agency Income Fund (the “Fund” or “MDSIX”),

Performance Review:

For the one-year period ended May 31, 2018, MDSIX returned +1.60%. For the same period, the BofA Merrill Lynch 1-3 Year U.S. Treasury Index returned -0.02%. We believe these results demonstrate that the Fund was a value-added alternative to other short duration instruments (which lagged due to both rising Treasury yields and increasing yield premiums of non-Treasury fixed income securities over Treasuries, which contributed to pressure on prices).

Average Annual Total Return as of 5/31/2018
	1 Year	5 Years	Since Inception 6/30/11
MDSIX Institutional Class	1.60%	0.90%	1.08%
BofA Merrill Lynch 1-3 Year
U.S. Treasury Index	-0.02%	0.57%	0.58%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1- 855-637-3863.

MDSIX Gross Expense ratio: 0.67%; MDSIX Net Expense ratio: 0.58*

*	Ratios correlate to the prospectus dated September 28, 2017. The Fund has contractually agreed to waive its management fees and/or reimburse Fund expenses through at least September 28, 2018.

The Fund’s returns have been driven by its high relative yield and M.D. Sass’ ability to identify and purchase highly liquid, undervalued U.S. Government and U.S. Government Agency securities with quantifiable, stable cash flows that provide higher yields than comparable U.S. Treasury issues and to sell them when we believe they become fairly valued. As the market incorporated slower refinancing (prepayment) assumptions in a higher interest rate environment, repricing of certain Mortgage Backed Securities (MBS) had contributed to the outperformance of the portfolio relative to the index during the fiscal year.

At May 31, 2018, MDSIX’s 30 Day SEC Yield was +6.05% compared to the BofA/Merrill Lynch 1-3 Year U.S. Treasury Index’s +2.41% yield. These returns and yields were also produced while maintaining a focus on short-term securities. The Fund’s effective duration at May 31, 2018 was 2.01 years.

The Treasury yield curve continued to flatten during the second quarter, shorter maturity Treasury yields (three-year and less maturity) increased more than longer maturity Treasury yields. The market’s expectation of a regular Fed hiking cycle pushed up short maturity yields while softer inflation prints depressed longer maturity yields.  Under new Fed Chairman Jerome Powell, the Federal Open Market Committee (FOMC) began the balance sheet normalization in October. Overall, the Fed continued to miss on its 2% inflation target even as the labor market continued to improve. Market volatility also increased over the period, as illustrated by the equity volatility spike in the first calendar quarter of this year.

The biggest uncertainty during the period was geopolitical risk, especially the escalation in trade tensions. The market is concerned that rising U.S. protectionism could elicit retaliation by trading partners such that any escalation into a trade war would have significant adverse effects on global economic growth, including increasing inflation pressure, dampening business and consumer confidence, and reducing capital investment. Amid this volatility, the cash flows from our MBS holdings have remained stable, which we believe is the primary driver of the Fund’s return over time.

Market Outlook:

U.S. Government and Agency MBS yields remain a compelling standout amidst the spectrum of alternative high credit quality global alternatives, where the existence of negative rates continues in many countries. While the Fed has entered a tightening regime, we continue to expect any upward path of interest rate hikes by the Fed to be slow and gradual.

In relative terms, U.S. Agency MBS appear decently valued versus corporates, and certainly versus other global alternatives. Indeed, during the period, Agency MBS outperformed credit when compared to similar duration Treasuries. Importantly, our M.D. Sass bond strategy is a highly specialized Agency MBS strategy. We remain confident in the potential benefits of our high quality bond strategy as it continues to aim to be an effective vehicle to buffer against adverse market volatility.

Past performance is not a guarantee of future results.

Opinions expressed as those of the Fund, are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. However, this Fund only intends to invest in 1 to 3 year duration securities. Investments in U.S. Agency MBS include additional risks that investors should be aware of such as prepayment risk, extension risk, and possible illiquidity. The federal government guarantees interest payments from government securities while the Fund offers no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings please refer to the Schedule of Investments included in this report.

BofA Merrill Lynch 1-3 Year U.S. Treasury Index: An unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years. It is not possible to invest in an index.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

Effective Duration:  Is calculated using the approximate duration formula for a bond with an embedded option, reflecting the expected change in the cash flow caused by the option.  Measures the responsiveness of a bond’s price - taking into account that expected cash flows will change as interest rates change due to the embedded option.

Cash Flow: measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Investment-Grade refers to a bond considered investment grade if its credit rating is BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. Ratings are based on a corporate bond model. The higher the rating the more likely the bond will pay back par/100 cents on the dollar.

High Yield refers to a security that is rated below investment grade. These securities are seen as having higher default risk or other adverse credit events, but typically pay higher yields than better quality bonds in order to make them attractive. They are less likely to pay back 100 cents on the dollar.

This Fund is distributed by Quasar Distributors, LLC.

This report must be preceded or accompanied by a prospectus.

M.D. Sass Funds
Expense Examples
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees (Investor Class shares of the M.D. Sass Equity Income Plus Fund only), shareholder servicing fees (Investor Class shares of the M.D. Sass Equity Income Plus Fund only) and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2017 – May 31, 2018).

Actual Expenses

The first line under each share class in the following tables provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. Individual retirement accounts (“IRAs”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These Expenses are not included in the Examples. The Examples include, but are not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line under each share class in the following tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

M.D. Sass Equity Income Plus Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)(2)
Institutional Class
Actual	$1,000.00	$ 975.00	$3.69
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78

Investor Class
Actual	$1,000.00	$ 974.50	$4.92
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04

(1)	The period is December 1, 2017 – May 31, 2018.
(2)
Expenses for the Institutional Class and Investor Class are equal to the annualized expense ratio of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 182/365.

M.D. Sass Funds
Expense Examples (Continued)
(Unaudited)

M.D. Sass Short Term U.S. Government Agency Income Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)(2)
Institutional Class
Actual	$1,000.00	$1,014.70	$2.76
Hypothetical (5% return before expenses)	$1,000.00	$1,022.19	$2.77

(1)	The period is December 1, 2017 – May 31, 2018.
(2)	Expenses for the Institutional Class are equal to the annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 182/365.

M.D. Sass Equity Income Plus Fund
Investment Highlights
(Unaudited)

The Fund seeks to generate income as well as capital appreciation, while emphasizing downside protection.  To achieve its investment objective, the Fund will normally invest in a diversified portfolio of rigorously researched, dividend paying, common stocks that the Fund’s investment adviser believes are undervalued.  The Fund’s investment adviser will also seek to enhance equity returns by writing (selling) covered call options with exercise prices that are generally above the current market prices of the underlying stocks.  Additionally, for hedging purposes, to protect the Fund from significant market declines that may occur before the expiration of the put option, the Fund will periodically buy put options on equity security indices.  The Fund’s allocation of portfolio holdings as of May 31, 2018 is shown below.

Allocation of Portfolio Holdings
(as a percentage of total investments)*

*  Written Options (1.37)%

continued

M.D. Sass Equity Income Plus Fund – Institutional Class
Investment Highlights (Continued)
(Unaudited)

Total Returns – As of May 31, 2018

			Annualized
				Since
	Six	One	Three	Inception
	Months	Year	Year	(6/28/13)
M.D. Sass Equity Income Plus Fund – Institutional Class	-2.50%	0.95%	0.52%	4.29%
CBOE S&P 500 BuyWrite Index	2.50%	7.72%	7.59%	8.28%
S&P 500 Index	3.16%	14.38%	10.97%	13.50%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-MDS-FUND (1-855-637-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date.  The graph does not reflect any future performance.

The CBOE S&P 500 BuyWrite Index is designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.  The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

One cannot invest directly in an index.

Growth of $1,000,000 Investment

*  Inception Date

M.D. Sass Equity Income Plus Fund – Investor Class
Investment Highlights (Continued)
(Unaudited)

Total Returns – As of May 31, 2018

			Annualized
				Since
	Six	One	Three	Inception
	Months	Year	Year	(6/28/13)
M.D. Sass Equity Income Plus Fund – Investor Class	-2.55%	0.71%	0.20%	3.98%
CBOE S&P 500 BuyWrite Index	2.50%	7.72%	7.59%	8.28%
S&P 500 Index	3.16%	14.38%	10.97%	13.50%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-MDS-FUND (1-855-637-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date.  The graph does not reflect any future performance.

The CBOE S&P 500 BuyWrite Index is designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.  The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

M.D. Sass Short Term U.S. Government Agency Income Fund
Investment Highlights
(Unaudited)

The Fund’s investment objective seeks to achieve a high and stable rate of total return, when and as opportunities are available in the context of preserving capital in adverse markets.  To achieve its investment objective, the Fund invests at least 95% of its assets in U.S. Government and agency mortgage backed securities (“Agency MBS”) and other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including Ginnie Mae, Fannie Mae and Freddie Mac), and collateralized mortgage obligations (“CMOs”), backed by Agency MBS.  Some of the Fund’s investments may be backed by the full faith and credit of the U.S. Government, while others may be supported only by the discretionary authority of the U.S. Government or only by the credit of the issuing agency or instrumentality.  The Fund’s allocation of portfolio holdings as of May 31, 2018 is shown below.

Allocation of Portfolio Holdings
(as a percentage of total investments)

 continued

M.D. Sass Short Term U.S. Government Agency Income Fund
Investment Highlights (Continued)
(Unaudited)

Total Returns – As of May 31, 2018

			Annualized
					Since
	Six	One	Three	Five	Inception
	Months	Year	Years	Years	(6/30/11)
M.D. Sass Short Term U.S. Government
Agency Income Fund	1.47%	1.60%	0.86%	0.90%	1.08%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.09%	-0.02%	0.43%	0.57%	0.58%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-MDS-FUND (1-855-637-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date.  The graph does not reflect any future performance.

The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

M.D. Sass Equity Income Plus Fund

Schedule of Investments

May 31, 2018

	Shares	Value
COMMON STOCKS* – 77.49%

Airlines – 2.57%
Delta Air Lines, Inc.	26,600	$1,437,730

Banks – 2.75%
Webster Financial Corp.	24,000	1,538,400

Chemicals – 3.65%
DowDuPont, Inc.	31,900	2,045,109

Consumer Finance – 4.10%
Discover Financial Services	31,100	2,297,046

Containers & Packaging – 3.80%
Packaging Corp. of America	18,100	2,126,750

Health Care Equipment & Supplies – 4.03%
Koninklijke Philips NV – ADR	54,900	2,258,586

Hotels, Restaurants & Leisure – 7.96%
Caesars Entertainment Corp. (b)	197,000	2,393,550
Royal Caribbean Cruises Ltd. (a)	19,700	2,068,106
		4,461,656
Household Durables – 2.99%
Lennar Corp.	11,000	569,140
Tempur Sealy International, Inc. (b)	24,000	1,107,120
		1,676,260
Independent Power and Renewable Electricity Producers – 8.60%
NRG Energy, Inc.	89,600	3,067,008
NRG Yield, Inc.	99,900	1,748,250
		4,815,258
Insurance – 11.34%
American International Group, Inc.	38,500	2,032,415
Chubb Ltd. (a)	17,900	2,339,351
MetLife, Inc.	43,000	1,977,570
		6,349,336
IT Services – 3.56%
Sabre Corp.	81,400	1,995,114

Media – 4.76%
Comcast Corp.	85,600	2,669,008

Oil, Gas & Consumable Fuels – 3.27%
EQT Corp.	35,500	1,829,670

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Schedule of Investments (Continued)

May 31, 2018

	Shares	Value
COMMON STOCKS* – 77.49% (Continued)

Pharmaceuticals – 3.30%
Pfizer, Inc.	51,400	$1,846,802

Semiconductors & Semiconductor Equipment – 6.51%
Broadcom, Inc.	9,800	2,470,286
Teradyne, Inc.	31,000	1,175,210
		3,645,496
Transportation Infrastructure – 4.30%
Macquarie Infrastructure Corp.	62,300	2,411,010
TOTAL COMMON STOCKS (Cost $42,659,231)		43,403,231

MASTER LIMITED PARTNERSHIPS* – 7.60%

Capital Markets – 4.25%
Apollo Global Management, LLC	76,100	2,383,452

Oil, Gas & Consumable Fuels – 3.35%
EQT Midstream Partners LP	33,600	1,875,888
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $3,623,150)		4,259,340

REAL ESTATE INVESTMENT TRUSTS* – 10.89%
Gaming and Leisure Properties, Inc.	47,500	1,667,250
Spirit Realty Capital, Inc.	271,000	2,373,960
VICI Properties, Inc.	106,200	2,057,094
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,946,287)		6,098,304

		Notional
	Contracts	Value
PURCHASED OPTIONS – 0.36%

EXCHANGE TRADED OR CENTRALLY CLEARED PUT OPTIONS
SPDR S&P 500 ETF Trust
Expiration: June 2018, Exercise Price: $252.00	2,950	$79,927,300	91,450
Expiration: July 2018, Exercise Price: $258.00	600	16,256,400	108,600
TOTAL PURCHASED OPTIONS (Cost $304,100)			200,050

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Schedule of Investments (Continued)

May 31, 2018

	Shares	Value
SHORT-TERM INVESTMENTS – 4.89%
STIT-Treasury Portfolio, Institutional Class, 1.640% (c)	2,740,765	$2,740,765
TOTAL SHORT-TERM INVESTMENTS (Cost $2,740,765)		2,740,765

Total Investments (Cost $55,273,533) – 101.23%		56,701,690
Liabilities in Excess of Other Assets – (1.23)%		(689,803)
TOTAL NET ASSETS – 100.00%		$56,011,887

Percentages are stated as a percent of net assets.

*	All or a portion of these securities may be subject to call options written.
(a)	Foreign issued security.
(b)	Non-income producing security.
(c)	Seven day yield as of May 31, 2018.

Abbreviations:
ADR  American Depositary Receipt
NV  Naamloze Vennootschap is a Dutch term for publicly traded company

The Schedule of Investments incorporates the Global Industry Classification Standard  (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Schedule of Written Options

May 31, 2018

		Notional
	Contracts	Amount	Value
EXCHANGE TRADED OR CENTRALLY CLEARED CALL OPTIONS
American International Group, Inc.
Expiration: June 2018, Exercise Price: $65.00	(385)	$(2,032,415)	$(577)
Apollo Global Management, LLC
Expiration: June 2018, Exercise Price: $32.00	(100)	(313,200)	(3,250)
Expiration: June 2018, Exercise Price: $36.00	(661)	(2,070,252)	(1,652)
Broadcom, Inc.
Expiration: June 2018, Exercise Price: $270.00	(98)	(2,470,286)	(9,310)
Caesars Entertainment Corp.
Expiration: June 2018, Exercise Price: $13.00	(1,970)	(2,393,550)	(17,730)
Chubb Ltd. (a)
Expiration: June 2018, Exercise Price: $140.00	(179)	(2,339,351)	(1,790)
Comcast Corp.
Expiration: June 2018, Exercise Price: $35.00	(745)	(2,322,910)	(2,980)
Expiration: June 2018, Exercise Price: $37.50	(111)	(346,098)	(111)
Delta Air Lines, Inc.
Expiration: June 2018, Exercise Price: $57.50	(266)	(1,437,730)	(4,256)
Discover Financial Services
Expiration: July 2018, Exercise Price: $72.50	(311)	(2,297,046)	(104,185)
DowDuPont, Inc.
Expiration: June 2018, Exercise Price: $75.00	(319)	(2,045,109)	(319)
EQT Corp.
Expiration: June 2018, Exercise Price: $55.00	(355)	(1,829,670)	(14,200)
EQT Midstream Partners LP
Expiration: July 2018, Exercise Price: $65.00	(336)	(1,875,888)	(2,520)
Gaming and Leisure Properties, Inc.
Expiration: July 2018, Exercise Price: $36.00	(475)	(1,667,250)	(14,250)
Koninklijke Philips NV (a)
Expiration: June 2018, Exercise Price: $45.00	(220)	(905,080)	(550)
Expiration: July 2018, Exercise Price: $45.00	(329)	(1,353,506)	(4,935)
Lennar Corp.
Expiration: August 2018, Exercise Price: $60.00	(110)	(569,140)	(6,490)
Macquarie Infrastructure Corp.
Expiration: July 2018, Exercise Price: $50.00	(623)	(2,411,010)	(1,558)
MetLife, Inc.
Expiration: June 2018, Exercise Price: $52.50	(380)	(1,747,620)	(1,330)
Expiration: September 2018, Exercise Price: $50.00	(50)	(229,950)	(3,775)
NRG Energy, Inc.
Expiration: June 2018, Exercise Price: $34.00	(896)	(3,067,008)	(107,520)
NRG Yield, Inc.
Expiration: August 2018, Exercise Price: $17.50	(999)	(1,748,250)	(74,925)
Packaging Corp. of America
Expiration: July 2018, Exercise Price: $125.00	(181)	(2,126,750)	(14,933)
Pfizer, Inc.
Expiration: June 2018, Exercise Price: $37.00	(514)	(1,846,802)	(4,112)
Royal Caribbean Cruises Ltd. (a)
Expiration: June 2018, Exercise Price: $130.00	(197)	(2,068,106)	(394)
Sabre Corp.
Expiration: July 2018, Exercise Price: $25.00	(814)	(1,995,114)	(49,654)

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Schedule of Written Options (Continued)

May 31, 2018

		Notional
	Contracts	Amount	Value
EXCHANGE TRADED OR CENTRALLY CLEARED CALL OPTIONS (Continued)
Spirit Realty Capital, Inc.
Expiration: July 2018, Exercise Price: $8.00	(830)	$(727,080)	$(70,550)
Expiration: July 2018, Exercise Price: $9.00	(1,880)	(1,646,880)	(37,600)
Tempur Sealy International, Inc.
Expiration: September 2018, Exercise Price: $55.00	(240)	(1,107,120)	(38,400)
Teradyne, Inc.
Expiration: July 2018, Exercise Price: $40.00	(310)	(1,175,210)	(40,300)
VICI Properties, Inc.
Expiration: June 2018, Exercise Price: $20.00	(1,062)	(2,057,094)	(18,585)
Webster Financial Corp.
Expiration: July 2018, Exercise Price: $60.00	(240)	(1,538,400)	(122,400)
TOTAL WRITTEN OPTIONS (Premiums received $1,303,228)			$(775,141)

(a)  Foreign issued security.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments

May 31, 2018

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 81.95%
Fannie Mae Pool
725527, 5.500%, 05/01/2019	$584	$586
725792, 4.500%, 08/01/2019	7,540	7,599
725707, 5.000%, 08/01/2019	24,645	25,041
735990, 4.500%, 11/01/2019	13,817	13,924
MA0630, 4.000%, 01/01/2021	129,736	133,501
MA0688, 4.000%, 03/01/2021	214,313	220,532
253802, 6.500%, 05/01/2021	17,339	19,295
890156, 5.000%, 05/01/2023	11,937	12,458
995865, 4.500%, 07/01/2024	132,628	137,698
890216, 4.500%, 07/01/2025	60,114	62,434
255984, 4.500%, 11/01/2025	13,808	14,436
AL9541, 3.500%, 12/01/2026	285,685	289,939
47935, 4.842% (11th District Cost of Funds Index + 1.250%), 05/01/2027 (a)	1,430	1,496
AL8046, 3.500%, 01/01/2028	1,079,608	1,095,684
AL6206, 3.500%, 06/01/2028	253,641	257,418
252284, 6.500%, 01/01/2029	91,750	101,935
323591, 6.500%, 03/01/2029	23,610	26,285
BM1231, 3.500%, 11/01/2031	617,234	626,684
MA0949, 3.500%, 01/01/2032	141,596	144,087
555326, 5.500%, 04/01/2033	203,108	225,655
555531, 5.500%, 06/01/2033	178,661	195,266
555592, 5.500%, 07/01/2033	47,795	52,080
748375, 2.839% (12 Month LIBOR USD + 1.089%), 08/01/2033 (a)	2,220	2,324
995801, 5.500%, 12/01/2034	56,191	61,276
888073, 5.500%, 02/01/2035	35,147	38,298
735670, 5.500%, 03/01/2035	69,421	75,617
745751, 5.500%, 09/01/2035	43,723	47,681
MA2907, 4.000%, 02/01/2047	315,781	323,260
MA3027, 4.000%, 06/01/2047	617,166	631,912

Fannie Mae REMICS
2003-57-NE, 3.500%, 06/25/2018	8	8
2003-57-NK, 5.000%, 06/25/2018	1	1
2003-74, 3.750%, 08/25/2018	567	567
2003-128, 4.000%, 01/25/2019	43,299	43,286
2004-19, 4.000%, 04/25/2019	7,650	7,650
1999-15, 6.000%, 04/25/2019	15,544	15,596
1990-73, 0.000%, 07/25/2020 (d)	12,267	11,938
2005-62, 4.750%, 07/25/2035	10,518	10,716
2010-90, 4.000%, 04/25/2040	24,526	24,548

Fannie Mae-Aces
2015-M4, 2.104% (1 Month LIBOR USD + 0.210%), 09/25/2018 (a)	50,489	50,431
2015-M10, 2.144% (1 Month LIBOR USD + 0.250%), 03/25/2019 (a)	96,461	96,363
2012-M8, 2.090%, 12/25/2019 (b)(c)	9,501,068	163,442
2018-M5, 2.660%, 09/25/2021	262,204	262,120

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

May 31, 2018

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 81.95% (Continued)
FHLMC-GNMA
G023, 2.410% (1 Month LIBOR USD + 0.450%), 11/25/2023 (a)	$112,112	$112,714

Freddie Mac Gold Pool
E0-1497, 5.500%, 11/01/2018	1,526	1,530
G1-2883, 5.000%, 12/01/2018	4,947	5,009
G1-1551, 5.500%, 02/01/2019	916	918
G1-3052, 5.000%, 03/01/2019	3,190	3,231
B1-5137, 4.000%, 06/01/2019	5,705	5,870
G1-8009, 5.000%, 09/01/2019	11,623	11,828
G1-3330, 6.000%, 10/01/2019	1	1
G1-2569, 4.000%, 05/01/2020	53,630	55,185
G1-3272, 4.500%, 08/01/2020	13,303	13,407
G1-1838, 6.000%, 08/01/2020	3,727	3,768
G1-3318, 5.000%, 10/01/2020	65,121	65,699
G1-2046, 4.000%, 12/01/2020	23,485	23,805
G1-2911, 4.000%, 02/01/2021	12,328	12,686
G1-4200, 4.000%, 06/01/2021	49,956	51,404
G1-4904, 4.500%, 12/01/2021	25,625	25,824
G1-2977, 5.500%, 10/01/2022	26,081	26,917
G1-3007, 5.000%, 03/01/2023	52,746	55,304
G1-3390, 6.000%, 01/01/2024	46,557	48,515
G1-4160, 6.000%, 01/01/2024	2,739	2,759
G1-3692, 5.500%, 02/01/2024	21,461	22,252
G1-3610, 5.500%, 02/01/2024	38,052	39,534
G1-5123, 3.000%, 06/01/2024	127,685	128,347
J1-2635, 4.000%, 07/01/2025	76,796	79,206
G3-0289, 7.000%, 09/01/2025	183,647	191,887
J1-3273, 3.500%, 10/01/2025	121,253	123,040
C9-0945, 5.000%, 01/01/2026	75,541	80,050
G1-4159, 4.000%, 06/01/2026	183,435	189,208
G1-4350, 4.000%, 12/01/2026	115,392	119,023
G0-1584, 5.000%, 08/01/2033	88,346	94,639
G0-4913, 5.000%, 03/01/2038	78,964	84,551
H0-9207, 6.500%, 08/01/2038	52,625	55,648

Freddie Mac Multifamily Structured Pass Through Certificates
K-714, 0.676%, 10/25/2020 (b)(c)	11,217,704	145,441
Q-004, 2.702%, 01/25/2021 (b)	719,924	721,480
Q-001, 1.701%, 04/25/2021	509,805	500,209
K-J18, 2.455%, 03/25/2022	445,953	440,523
K-720, 0.538%, 08/25/2022 (b)(c)	9,589,923	177,355
K-023, 1.269%, 08/25/2022 (b)(c)	4,622,121	203,412
KI01, 2.069% (1 Month LIBOR USD + 0.160%), 09/25/2022 (a)	966,824	967,338
K-J10, 2.124%, 12/25/2022	127,785	126,223
K-724, 0.283%, 11/25/2023 (b)(c)	5,236,311	69,124
K-057, 1.193%, 07/25/2026 (b)(c)	2,691,861	211,831

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

May 31, 2018

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 81.95% (Continued)
Freddie Mac REMICS
2720, 5.000%, 12/15/2018	$4,517	$4,528
3563, 4.000%, 08/15/2019	2,558	2,556
2895, 4.000%, 11/15/2019	16,742	16,829
3414, 4.000%, 12/15/2019	14,225	14,269
2934, 0.000%, 02/15/2020 (d)	17,456	17,172
3033, 4.500%, 09/15/2020	13,372	13,443
3288, 4.500%, 03/15/2022	33,306	33,492
2649, 3.500%, 07/15/2023	19,298	19,473
2824, 5.000%, 07/15/2024	5,611	5,823
3784, 4.000%, 01/15/2026	37,473	38,337
2344, 6.500%, 08/15/2031	24,780	28,513

FRESB Mortgage Trust
2015-SB2, 2.086% (1 Month LIBOR USD + 2.086%), 07/25/2035 (a)	317,672	313,566
2015-SB7, 2.370% (1 Month LIBOR USD + 2.370%), 09/25/2035 (a)	778,389	768,881
2016-SB13, 2.060% (1 Month LIBOR USD + 2.060%), 01/25/2036 (a)	396,582	388,857
2016-SB16, 2.130% (1 Month LIBOR USD + 2.130%), 05/25/2036 (a)	446,792	438,032
2018-SB49, 2.950% (1 Month LIBOR USD + 2.950%), 04/25/2038 (a)	500,000	498,204
2015-SB3, 2.012% (1 Month LIBOR USD + 2.012%), 08/25/2042 (a)	145,373	143,949

Ginnie Mae I Pool
781731X, 4.500%, 11/15/2018	3,720	3,749
781919X, 5.000%, 05/15/2020	71,121	72,362
782618X, 4.500%, 04/15/2024	198,269	209,305
741854X, 4.000%, 05/15/2025	145,816	150,237

Government National Mortgage Association
2013-101, 0.514%, 05/16/2035	351,413	341,120
2010-112, 3.000%, 04/20/2038	4,913	4,912
2013-55, 1.579%, 12/16/2042	464,654	450,032
2015-97, 2.400%, 04/16/2043	870,508	851,958
2011-6, 3.500%, 10/16/2044 (b)	343,053	343,534
2013-107, 0.541%, 11/16/2047 (b)(c)	5,228,991	136,318
2013-15, 0.594%, 08/16/2051 (b)(c)	6,436,877	273,672
2013-07, 0.347%, 05/16/2053 (b)(c)	8,225,500	232,731
2013-01, 0.686%, 02/16/2054 (b)(c)	6,488,453	290,713
2013-105, 0.654%, 06/16/2054 (b)(c)	4,458,809	136,010
2013-17, 0.792%, 06/16/2054 (b)(c)	7,521,688	326,202
2013-40, 0.828%, 06/16/2054 (b)(c)	4,582,134	194,611
2013-101, 0.639%, 10/16/2054 (b)(c)	5,439,045	163,278
2013-156, 0.749%, 06/16/2055 (b)(c)	5,668,344	221,474
2014-155, 1.169%, 08/16/2055 (b)(c)	1,966,608	122,527
2014-54, 0.500%, 09/16/2055 (b)(c)	6,274,282	208,606
2014-01, 0.556%, 09/16/2055 (b)(c)	8,468,094	255,480
2014-73, 0.638%, 04/16/2056 (b)(c)	5,956,375	245,396
2014-120, 0.706%, 04/16/2056 (b)(c)	2,531,377	104,596

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

May 31, 2018

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 81.95% (Continued)
Government National Mortgage Association (Continued)
2014-138, 0.748%, 04/16/2056 (b)(c)	$1,998,480	$101,189
2015-130, 0.860%, 07/16/2057 (b)(c)	3,202,646	185,105
TOTAL MORTGAGE BACKED SECURITIES (Cost $21,165,218)		19,198,803

U.S. GOVERNMENT NOTES/BONDS – 7.64%
United States Treasury Inflation Indexed Bonds
0.125%, 04/15/2019	521,860	519,943
0.125%, 04/15/2020	106,565	105,734
0.125%, 04/15/2021	1,052,940	1,039,542
United States Treasury Notes/Bonds
0.625%, 06/30/2018	125,000	124,893
TOTAL U.S. GOVERNMENT NOTES/BONDS (Cost $1,817,175)		1,790,112

U.S. TREASURY BILLS – 7.66%
United States Treasury Bill
1.762%, 07/26/2018 (e)	1,800,000	1,795,091
TOTAL U.S. TREASURY BILLS (Cost $1,795,146)		1,795,091

	Shares
SHORT-TERM INVESTMENTS – 5.14%
First American U.S. Treasury Money Market Fund, Class Z, 1.588% (f)	1,203,659	1,203,659
TOTAL SHORT-TERM INVESTMENTS (Cost $1,203,659)		1,203,659

Total Investments (Cost $25,981,198) – 102.39%		23,987,665
Liabilities in Excess of Other Assets- (2.39)%		(558,962)
TOTAL NET ASSETS – 100.00%		$23,428,703

Percentages are stated as a percent of net assets.

(a)	Variable rate security; the rate shown represents the rate at May 31, 2018.
(b)	Variable rate security; the rate shown represents the rate at May 31, 2018. The coupon is based on an underlying pool of loans.
(c)	Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(d)	Represents a principal-only security that entitles holders to receive only principal payments on underlying mortgages.
(e)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.
(f)	Seven day yield as of May 31, 2018.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Funds

Statements of Assets and Liabilities

May 31, 2018

		Short Term
	Equity	U.S. Government
	Income	Agency
	Plus Fund	Income Fund
ASSETS
Investments, at value (cost $55,273,533 and $25,981,198, respectively)	$56,701,690	$23,987,665
Dividends and interest receivable	151,404	120,945
Receivable from Adviser	—	3,976
Other assets	24,406	16,696
TOTAL ASSETS	56,877,500	24,129,282

LIABILITIES
Written options, at value (premiums received of $1,303,228 and $—, respectively)	775,141	—
Payable for investments purchased	—	498,644
Payable for Fund shares redeemed	8,669	147,236
Payable to Adviser	10,466	—
Payable to affiliates	42,615	30,874
Payable for distribution (Rule 12b-1) fees	1,587	—
Payable for shareholder servicing fees	2,577	—
Accrued expenses and other liabilities	24,558	23,825
TOTAL LIABILITIES	865,613	700,579

NET ASSETS	$56,011,887	$23,428,703

Net Assets Consist Of:
Paid-in capital	$63,738,901	$30,134,367
Accumulated undistributed net investment income (loss)	(2,204)	2,819
Accumulated net realized loss from investments	(9,681,054)	(4,714,950)
Net unrealized appreciation (depreciation) on:
Investments and purchased options	1,428,157	(1,993,533)
Written options	528,087	—
Net Assets	$56,011,887	$23,428,703

Institutional Class Shares
Net assets	55,187,461	23,428,703
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	5,155,762	2,503,575
Net asset value, offering price and redemption price per share	$10.70	$9.36
Investor Class Shares
Net assets	824,426	N/A
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	77,209	N/A
Net asset value, offering price and redemption price per share	$10.68	$ N/A

The accompanying notes are an integral part of these financial statements.

M.D. Sass Funds

Statements of Operations

For the Year Ended May 31, 2018

		Short Term
	Equity	U.S. Government
	Income	Agency
	Plus Fund	Income Fund
INVESTMENT INCOME
Dividend income	$1,011,795 (1)	$—
Interest income (net of amortization and paydown gains and losses)	50,263	1,097,022
TOTAL INVESTMENT INCOME	1,062,058	1,097,022

EXPENSES
Management fees	456,191	101,022
Administration and accounting fees	96,618	51,978
Transfer agent fees and expenses	50,919	23,045
Federal and state registration fees	31,985	20,233
Audit and tax fees	20,015	18,501
Legal fees	14,315	15,220
Chief Compliance Officer fees	11,997	11,997
Custody fees	9,967	14,114
Trustees’ fees	7,582	7,606
Reports to shareholders	5,031	4,718
Pricing expenses	3,158	29,338
Distribution (Rule 12b-1) fees – Investor Class	2,391	—
Other expenses	6,173	5,817
TOTAL EXPENSES	716,342	303,589
Less waivers and reimbursement by Adviser (Note 4)	(257,344)	(118,383)
NET EXPENSES	458,998	185,206

NET INVESTMENT INCOME	603,060	911,816

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments and purchased options	(463,821)	34,668
Written options	12,036	—
Foreign currency	(194)	—
Change in net unrealized appreciation (depreciation) on:
Investments and purchased options	5,634	(579,366)
Written options	534,549	—
Foreign currency	(47)	—
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	88,157	(544,698)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$691,217	$367,118

(1)   Net of $6,987 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	May 31, 2018	May 31, 2017
FROM OPERATIONS
Net investment income	$603,060	$1,050,993
Net realized gain (loss) from:
Investments and purchased options	(463,821)	2,199,261
Written options	12,036	(965,738)
Foreign currency	(194)	—
Change in net unrealized appreciation (depreciation) on:
Investments and purchased options	5,634	(216,323)
Written options	534,549	367,217
Foreign currency	(47)	47
Net increase in net assets from operations	691,217	2,435,457

FROM DISTRIBUTIONS
Net investment income – Institutional Class	(681,686)	(1,120,712)
Net investment income – Investor Class	(7,490)	(21,570)
Net decrease in net assets resulting from distributions paid	(689,176)	(1,142,282)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold – Institutional Class	17,255,427	13,717,771
Proceeds from shares sold – Investor Class	71,900	97,720
Shares issued in reinvestment of distributions – Institutional Class	575,341	1,060,839
Shares issued in reinvestment of distributions – Investor Class	7,013	19,885
Payments for shares redeemed – Institutional Class	(27,546,818)	(83,657,483)
Payments for shares redeemed – Investor Class	(375,644)	(1,380,272)
Net decrease in net assets from capital share transactions	(10,012,781)	(70,141,540)

TOTAL DECREASE IN NET ASSETS	(10,010,740)	(68,848,365)

NET ASSETS:
Beginning of year	66,022,627	134,870,992
End of year	$56,011,887	$66,022,627

ACCUMULATED UNDISTRIBUTED NET INVESTMENT LOSS	$ (2,204)	$(1,827)

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	May 31, 2018	May 31, 2017
FROM OPERATIONS
Net investment income	$911,816	$1,698,791
Net realized gain (loss) from investments	34,668	(218,384)
Change in net unrealized depreciation on investments	(579,366)	(1,249,607)
Net increase in net assets from operations	367,118	230,800

FROM DISTRIBUTIONS
Net investment income	(1,021,525)	(1,928,017)
Net decrease in net assets resulting from distributions paid	(1,021,525)	(1,928,017)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	12,789,185	22,799,351
Shares issued in reinvestment of distributions	698,786	1,506,979
Payments for shares redeemed	(25,799,356)	(83,378,452)
Net decrease in net assets from capital share transactions	(12,311,385)	(59,072,122)

TOTAL DECREASE IN NET ASSETS	(12,965,792)	(60,769,339)

NET ASSETS:
Beginning of year	36,394,495	97,163,834
End of year	$23,428,703	$36,394,495

ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME	$2,819	$12,158

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund – Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	May 31,	May 31,	May 31,	May 31,	May 31,
	2018	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Year/Period	$10.72	$10.45	$11.54	$11.15	$10.00

Income (loss) from investment operations:
Net investment income(2)(3)	0.11	0.14	0.16	0.22	0.31
Net realized and unrealized
gain (loss) on investments(7)	(0.01)	0.31	(0.58)	0.48	1.06
Total from investment operations	0.10	0.45	(0.42)	0.70	1.37

Less distributions paid:
From net investment income	(0.12)	(0.18)	(0.22)	(0.22)	(0.22)
From realized gain	—	—	(0.45)	(0.09)	—
Total distributions paid	(0.12)	(0.18)	(0.67)	(0.31)	(0.22)

Net Asset Value, End of Year/Period	$10.70	$10.72	$10.45	$11.54	$11.15

Total Return(4)(6)	0.95%	4.29%	(3.52)%	6.37%	13.83%

Supplemental Data and Ratios:
Net assets at end of year/period (000’s)	$55,188	$64,908	$132,523	$159,725	$71,383

Ratio of expenses to average net assets(5)
Before waivers and reimbursements of expenses	1.17%	1.09%	1.03%	1.05%	1.29%
After waivers and reimbursements of expenses	0.75%	0.75%	0.75%	0.75%	0.75%

Ratio of net investment income to average net assets(5)
Before waivers and reimbursements of expenses	0.57%	0.95%	1.95%	1.61%	2.61%
After waivers and reimbursements of expenses	0.99%	1.29%	2.23%	1.91%	3.15%

Portfolio turnover rate(4)	93.98%	77.33%	63.55%	87.20%	53.61%

(1)	The Institutional Class shares commenced operations on June 28, 2013.
(2)	Per share net investment income has been calculated using the daily average shares outstanding method.
(3)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(7)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund – Investor Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
	May 31,		May 31,	May 31,	May 31,	May 31,
	2018		2017	2016	2015	2014(1)
Net Asset Value, Beginning of Year/Period	$10.69		$10.43	$11.53	$11.14	$10.00

Income (loss) from investment operations:
Net investment income(2)(3)	0.08		0.11	0.12	0.18	0.29
Net realized and unrealized
gain (loss) on investments(9)	(0.00	)(7)	0.30	(0.58)	0.49	1.06
Total from investment operations	0.08		0.41	(0.46)	0.67	1.35

Less distributions paid:
From net investment income	(0.09)		(0.15)	(0.19)	(0.19)	(0.21)
From realized gain	—		—	(0.45)	(0.09)	—
Total distributions paid	(0.09)		(0.15)	(0.64)	(0.28)	(0.21)

Net Asset Value, End of Year/Period	$10.68		$10.69	$10.43	$11.53	$11.14

Total Return(4)(6)	0.71%		3.92%	(3.88)%	6.09%	13.58%

Supplemental Data and Ratios:
Net assets at end of year/period (000’s)	$824		$1,114	$2,348	$2,330	$1,273

Ratio of expenses to average net assets(5)
Before waivers and reimbursements of expenses	1.42%		1.44%	1.38%	1.40%	1.56%
After waivers and reimbursements of expenses	1.00	%(8)	1.10%	1.10%	1.10%	1.10%

Ratio of net investment income to average net assets(5)
Before waivers and reimbursements of expenses	0.33%		0.69%	1.60%	1.31%	2.50%
After waivers and reimbursements of expenses	0.75%		1.03%	1.88%	1.61%	2.96%

Portfolio turnover rate(4)	93.98%		77.33%	63.55%	87.20%	53.61%

(1)	The Investor Class shares commenced operations on June 28, 2013.
(2)	Per share net investment income has been calculated using the daily average shares outstanding method.
(3)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Excludes the effect of applicable sales charges.

(7)	Less than 0.05 cents per share.
(8)	Reflects expense cap of 0.75% plus Rule 12b-1 fees of 0.25%. The Fund did not accrue 0.10% allowable under the shareholder servicing plan for year ended May 31, 2018.
(9)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund – Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$9.51	$9.75	$9.91	$10.06	$10.07

Income (loss) from investment operations:
Net investment income(1)(2)	0.26	0.25	0.15	0.15	0.01
Net realized and unrealized
gain (loss) on investments	(0.11)	(0.19)	(0.11)	(0.08)	0.18
Total from investment operations	0.15	0.06	0.04	0.07	0.19

Less distributions paid:
From net investment income	(0.30)	(0.30)	(0.20)	(0.22)	(0.20)
Total distributions paid	(0.30)	(0.30)	(0.20)	(0.22)	(0.20)

Net Asset Value, End of Year	$9.36	$9.51	$9.75	$9.91	$10.06

Total Return(3)	1.60%	0.64%	0.35%	0.75%	1.14%

Supplemental Data and Ratios:
Net assets at end of year (000’s)	$23,429	$36,394	$97,164	$83,678	$109,404

Ratio of expenses to average net assets
Before waivers and reimbursements of expenses	0.90%	0.64%	0.59%	0.65%	0.71%
After waivers and reimbursements of expenses	0.55%	0.55%	0.58%	0.66%	0.70%

Ratio of net investment income to average net assets
Before waivers and reimbursements of expenses	2.36%	2.50%	1.50%	1.52%	0.12%
After waivers and reimbursements of expenses	2.71%	2.59%	1.51%	1.51%	0.13%

Portfolio turnover rate	98.95%	164.31%	182.08%	99.63%	72.73%

(1)	Per share net investment income has been calculated using the daily average shares outstanding method.
(2)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Funds
Notes to Financial Statements
May 31, 2018

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The M.D. Sass Funds (the “Funds”) each represent a distinct diversified series with their own investment objectives and policies within the Trust. The investment objective of the M.D. Sass Short Term U.S. Government Agency Income Fund (the “Short Term U.S. Government Agency Income Fund”) is to achieve a high and stable rate of total return, when and as opportunities are available in the context of preserving capital in adverse markets. The investment objective of the M.D. Sass Equity Income Plus Fund (the “Equity Income Plus Fund”) is to generate income as well as capital appreciation, while emphasizing downside protection.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Short Term U.S. Government Agency Income Fund currently offers one class of shares, the Institutional Class.  Effective February 20, 2014, the Short Term U.S. Government Agency Income Fund ceased offering its StoneCastle Treasurer Class.  Effective September 1, 2015, the Short Term U.S. Government Agency Income Fund converted its Retail Class shares to Institutional Class shares and ceased offering its Retail Class.  The Equity Income Plus Fund currently offers two classes of shares, the Institutional Class and the Investor Class. Effective February 29, 2016, the Equity Income Plus Fund converted its Class C shares to Retail Class shares and ceased offering its Class C shares, and the Retail Class was renamed to the Investor Class. The Investor Class shares are subject to a 0.25% distribution (Rule 12b-1) fee and a shareholder servicing fee not to exceed 0.10%.  Each class of shares in both Funds have identical rights and privileges except with respect to the Rule 12b-1 and shareholder servicing fees and voting rights on matters affecting a single class of shares.  The Short Term U.S. Government Agency Income Fund’s registration statement became effective on June 22, 2011.  The Institutional Class shares commenced operations on June 30, 2011.  The Equity Income Plus Fund’s registration statement became effective on June 28, 2013 at which time the Institutional and Investor Classes commenced operations.  Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by M.D. Sass Investors Services, Inc. and M.D. Sass, LLC (the “Advisers”), investment advisers to the Short Term U.S. Government Agency Income Fund and Equity Income Plus Fund, respectively.  The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the security is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day or will be valued at the later sale price on the composite market (defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a pricing service).  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2018

security when corporate events, events in the securities market and/or world events cause the Advisers to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

Debt securities, including U.S. Government and Agency Securities, corporate securities, municipal securities, mortgage- and asset-backed securities, commercial paper, banker’s acceptances, certificates of deposit, time deposits and U.S. Treasury Bills, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean by pricing service providers.  Pricing services may use various valuation methodologies such as broker-dealer quotations or valuation estimates from their internal pricing models.  The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate deal collateral performance, as available.  If a price is not available from a pricing service, the most recent quotation obtained from one or more brokers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer.  These securities that use similar valuation techniques and inputs as described above are typically categorized as Level 2 of the fair value hierarchy.  Fixed income securities purchased on a delayed delivery basis are typically marked to market daily until settlement at the forward settlement date.  Any discount or premium is accreted or amortized using the constant yield method until maturity.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded and the option will generally be classified as Level 2.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of May 31, 2018:

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2018

Equity Income Plus Fund
	Level 1	Level 2	Level 3	Total
Equities:
Common Stocks(1)	$43,403,231	$—	$—	$43,403,231
Master Limited Partnerships	4,259,340	—	—	4,259,340
Real Estate Investment Trusts	6,098,304	—	—	6,098,304
Purchased Options	200,050	—	—	200,050
Total Equities	$53,960,925	$—	$—	$53,960,925
Short-Term Investments	2,740,765	—	—	2,740,765
Total Investments in Securities	$56,701,690	$—	$—	$56,701,690
Liabilities:
Written Options	$(432,471)	$(342,670)	$—	$(775,141)
Total Liabilities	$(432,471)	$(342,670)	$—	$(775,141)

(1) See the Schedule of Investments for industry classifications.

Short Term U.S. Government Agency Income Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Mortgage Backed Securities	$—	$19,198,803	$—	$19,198,803
U.S. Government Notes/Bonds	—	1,790,112	—	1,790,112
U.S. Treasury Bills	—	1,795,091	—	1,795,091
Total Fixed Income	—	22,784,006	—	22,784,006
Short-Term Investments	1,203,659	—	—	1,203,659
Total Investments in Securities	$1,203,659	$22,784,006	$—	$23,987,665

The Funds did not hold any investments during the year ended May 31, 2018 with significant unobservable inputs which would be classified as Level 3.  During the year ended May 31, 2018, there were no transfers between levels for the Funds.  It is the Funds’ policy to record transfers between levels as of the end of the reporting period.

(b) Derivative Instruments

The Short Term U.S. Government Agency Income Fund did not hold any financial derivative instruments during the year ended May 31, 2018.

The Equity Income Plus Fund invested in derivative instruments, such as purchased and written options, during the year ended May 31, 2018.

The following sets forth the fair value of derivative instruments as reported for the Equity Income Plus Fund within the Statement of Assets and Liabilities as of May 31, 2018:

	Asset Derivatives		Liability Derivatives
Derivatives not
accounted for as	Statement of Assets &		Statement of Assets &
hedging instruments	Liabilities Location	Value	Liabilities Location	Value
Equity Contracts –	Investments,		Written options,
Options	at value	$200,050	at value	$775,141
Total		$200,050		$775,141

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2018

The effect of derivative instruments for the Equity Income Plus Fund on the Statements of Operations for the year ended May 31, 2018:

Amount of Net Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for	Purchased	Written
as hedging instruments	Options(1)	Options	Total
Equity Contracts	$(1,279,425)	$12,036	$(1,267,389)
Total	$(1,279,425)	$12,036	$(1,267,389)

Change in Net Unrealized Appreciation on Derivatives Recognized in Income

Derivatives not accounted for	Purchased	Written
as hedging instruments	Options(1)	Options	Total
Equity Contracts	$98,336	$534,549	$632,885
Total	$98,336	$534,549	$632,885

(1)	Reflected within investments and purchased options on the Statements of Operations.

As of May 31, 2018, the fair value of long positions which served as collateral for call options written was $53,760,875.

The average monthly notional amount outstanding for purchased and written options during the year ended May 31, 2018 were $87,243,429 and $(56,548,300), respectively.

ASU 2011-11 “Disclosures about Offsetting Assets and Liabilities” deals with offsetting assets and liabilities on the Statement of Assets and Liabilities with respect to derivative instruments.  The Equity Income Plus Fund is not subject to any Master Netting Arrangements, therefore the Equity Income Plus Fund was not required to offset any assets or liabilities.

Options

GAAP requires enhanced disclosures about the Equity Income Plus Fund’s derivative activities, including how such activities are accounted for and their effect on the Equity Income Plus Fund’s financial position and results of operations.

The Equity Income Plus Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Equity Income Plus Fund enters into written call options to reduce volatility of the portfolio and/or earn premium income. Additionally, for hedging purposes, the Equity Income Plus Fund will periodically buy put options on equity securities indices. The Equity Income Plus Fund’s option component of its overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Adviser writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Equity Income Plus Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default.

The Equity Income Plus Fund may purchase put options on indices and enter into related closing transactions.  As a holder of a put option, the Equity Income Plus Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period.

When the Equity Income Plus Fund writes an option, an amount equal to the premium received by the Equity Income Plus Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Equity Income Plus Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2018

determining whether the Equity Income Plus Fund has realized a gain or a loss.  If a put option is exercised, the premium is deducted from the cost basis of the security purchased.  The Equity Income Plus Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When purchasing options, the Equity Income Plus Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss.  If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Equity Income Plus Fund has a realized gain or loss.

(c) Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the year ended May 31, 2018, the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.  During the year ended May 31, 2018, the Funds did not incur any interest or penalties.  The Equity Income Plus Fund is subject to examination by U.S. federal tax authorities for the tax periods since the commencement of operations.

The Funds are not subject to examination by U.S. taxing authorities for tax periods prior to the year ended May 31, 2015.

(d) Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Funds.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

(e) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(f) Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

(g) Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets.  Rule 12b-1 fees are expensed at 0.25% of average daily net assets of the Investor Class shares of the Equity Income Plus Fund.  Shareholder servicing fees

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2018

are expensed at an amount not to exceed 0.10% of average daily net assets of the Investor Class shares of the Equity Income Plus Fund.  Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust or by other equitable means.

(h) Other

Investment transactions are recorded on the trade date.  The Funds determine the gain or loss from investment transactions using the first in-first out (FIFO) method by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income and expense, less foreign withholding tax, is recognized on the ex-dividend date and interest income and expense are recognized on an accrual basis.  Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Return of capital distributions received from the Funds’ investments in master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”) are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security.  Any discount or premium on securities purchased are accreted or amortized until maturity using the constant yield 2 method.  Gains and losses on principal payments of mortgage-backed securities (paydowns gains and losses) are included as an adjustment to interest income in the Statements of Operations.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended May 31, 2018 and May 31, 2017 were as follows:

Equity Income Plus Fund
	May 31, 2018	May 31, 2017
Ordinary Income	689,176	$1,142,282
Long-Term Capital Gain	—	—

Short Term U.S. Government Agency Income Fund
	May 31, 2018	May 31, 2017
Ordinary Income	1,021,525	$1,928,017
Long-Term Capital Gain	—	—

As of May 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

		Short Term
	Equity	U.S. Government
	Income	Agency
	Plus Fund	Income Fund
Cost basis of investments for federal income tax purposes	$54,501,238	$25,981,198
Gross tax unrealized appreciation	6,197,728	522,860
Gross tax unrealized depreciation	(4,772,417)	(2,516,393)
Net tax unrealized appreciation (depreciation)	1,425,311	(1,993,533)
Undistributed ordinary income	191,187	2,819
Undistributed long-term capital gain	—	—
Total distributable earnings	191,187	2,819
Other accumulated losses	(9,343,512)	(4,714,950)
Total accumulated losses	$(7,727,014)	$(6,705,664)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to basis adjustments related to investments in partnerships and the deferral of losses on wash sales and straddle adjustments.

At May 31, 2018, the Short Term U.S. Government Agency Income Fund had short-term capital loss carryovers of $3,930,646 and had long-term capital loss carryovers of $784,304.  At May 31, 2018, the Equity Income Plus Fund had short-term capital loss carryovers of $9,150,121.  These losses will be carried forward indefinitely to offset future realized capital gains.  To the extent the Funds’ realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryovers.

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2018

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2018, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities:

Equity Income Plus Fund
Undistributed Net Investment Income/(Loss)	$85,739
Accumulated Net Realized Gain/(Loss)	$(85,739)

Short Term U.S. Government Agency Income Fund
Undistributed Net Investment Income/(Loss)	$100,370
Accumulated Net Realized Gain/(Loss)	$(100,370)

The permanent adjustments for the Equity Income Plus Fund and Short Term U.S. Government Agency Income Fund relate to partnership and paydowns adjustments, respectively.

(4)	Investment Advisers

The Trust has Investment Advisory Agreements (collectively, the “Agreement”) with the Advisers to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Funds compensate the Advisers for their management services at the annual rate of 0.30% and 0.75% of the Funds’ average daily net assets for theShort Term U.S. Government Agency Income Fund and Equity Income Plus Fund, respectively.

The Advisers have contractually agreed to waive their management fee and/or reimburse the Funds’ other expenses at least through the expiration dates listed below, to the extent necessary to ensure that the Funds’ operating expenses (excluding any front end or contingent deferred load, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expense on short positions, acquired fund fees and expenses or extraordinary expenses) do not exceed the expense limitation caps listed below of each Fund’s average daily net assets. Prior to September 28, 2017, the Adviser to the Equity Income Plus Fund had agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, interest, acquired fund fees and expenses, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), tax expenses, brokerage commissions, and extraordinary expenses (collectively “Excluded Expenses”)) did not exceed 0.75% and 1.10% of the Fund’s average daily net assets attributable to Institutional Class shares and Investor Class shares, respectively.

	Expiration Date	Expense Limitation Cap
Equity Income Plus Fund	September 28, 2018	0.75%

Short Term U.S. Government Agency Income Fund	September 28, 2018	0.55%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver or reimbursement or (2) the Expense Limitation Cap in place at the time of recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement.  The following table details the remaining waived or reimbursed expenses subject to potential recovery expiring:

	May 31, 2021	May 31, 2020	May 31, 2019
Equity Income Plus Fund
Institutional Class	$253,672	$268,398	$418,492
Investor Class	3,672	5,907	7,892

Short Term U.S. Government
Agency Income Fund
Institutional Class	118,383	61,936	8,541

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2018

(5)	Distribution Plan and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Equity Income Plus Fund, which authorizes the payment to Quasar Distributors, LLC (the “Distributor”) of a distribution (Rule 12b-1) fee of 0.25% of the Fund’s average daily net assets of Investor Class shares for services to prospective Fund shareholders and distribution. During the year ended May 31, 2018, the Fund incurred expenses of $2,391 pursuant to the 12b-1 Plan.  As of May 31, 2018, the Fund owed the Distributor $1,587 in fees.

The Trust has adopted a shareholder servicing plan, on behalf of the Equity Income Plus Fund, which authorizes payment of a shareholder servicing fee not to exceed 0.10% of the average daily net assets of the Investor Class shares for the Equity Income Plus Fund. During the year ended May 31, 2018, the Equity Income Plus Fund did not accrue shareholder servicing fees. The Fund owed shareholder servicing fees of $2,577 as of May 31, 2018.

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS,” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  Fees incurred for the year ended May 31, 2018, and owed as of May 31, 2018, are as follows:

	Incurred	Owed
Equity Income Plus Fund	$96,618	$23,039
Short Term U.S. Government Agency Income Fund	51,978	11,983

USBFS also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Funds’ custodian.  Fees incurred for the year ended May 31, 2018, and owed as of May 31, 2018, are as follows:

Pricing Expenses	Incurred	Owed
Equity Income Plus Fund	$3,158	$694
Short Term U.S. Government Agency Income Fund	29,338	7,092

Transfer Agency	Incurred	Owed
Equity Income Plus Fund	$50,919	$13,045
Short Term U.S. Government Agency Income Fund	23,045	5,655

Custody	Incurred	Owed
Equity Income Plus Fund	$9,967	$2,846
Short Term U.S. Government Agency Income Fund	14,114	3,138

Each Fund has a line of credit with US Bank (see Note 10).

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is a board member and an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended May 31, 2018, and owed as of May 31, 2018, are as follows:

	Incurred	Owed
Equity Income Plus Fund	$11,997	$2,991
Short Term U.S. Government Agency Income Fund	11,997	3,006

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2018

(7)	Capital Share Transactions

Transactions in shares of the Equity Income Plus Fund were as follows:

Institutional Class
	Year Ended	Year Ended
	May 31, 2018	May 31, 2017
Shares sold	1,621,111	1,306,700
Shares reinvested	52,918	100,080
Shares redeemed	(2,575,332)	(8,033,695)
Net decrease	(901,303)	(6,626,915)

Investor Class
	Year Ended	Year Ended
	May 31, 2018	May 31, 2017
Shares sold	6,541	9,260
Shares reinvested	643	1,886
Shares redeemed	(34,262)	(132,027)
Net decrease	(27,078)	(120,881)

Transactions in shares of the Short Term U.S. Government Agency Income Fund were as follows:

Institutional Class
	Year Ended	Year Ended
	May 31, 2018	May 31, 2017
Shares sold	1,359,949	2,359,750
Shares reinvested	74,380	156,219
Shares redeemed	(2,755,837)	(8,652,573)
Net decrease	(1,321,508)	(6,136,604)

(8)	Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the Funds for the year ended May 31, 2018 are summarized below:

		Short Term
	Equity Income	U.S. Government Agency
	Plus Fund	Income Fund
Purchases:
U.S. Government	$—	$29,272,030
Other	54,072,110	—
Sales:
U.S. Government	$—	$41,895,887
Other	60,408,695	—

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2018

(9)	Beneficial Ownership

The benefical ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  At May 31, 2018, the following entities held over 25% of a Fund’s shares outstanding for the benefit of their customers:

Equity Income Plus Fund

Institutional Class
National Financial Services, LLC	28.09%

Investor Class
Raymond James & Associates, Inc.	34.40%
National Financial Services, LLC	29.28%

Short Term U.S. Government Agency Income Fund

Institutional Class
National Financial Services, LLC	33.56%

(10)	Line of Credit

At May 31, 2018, the Equity Income Plus Fund and Short Term U.S. Government Agency Income Fund had lines of credit with a maximum amount of borrowing for the lessor of $5,000,000 and $7,000,000, respectively, or 33% of unencumbered assets of each Fund which mature August 10, 2018. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, US Bank. For the year ended May 31, 2018, the average interest rate under the lines of credit was 4.00% from June 1, 2017 through June 14, 2017, 4.25% from June 15, 2017 through December 13, 2017, 4.50% from December 14, 2017 through March 21, 2018, and 4.75% thereafter.  The following table provides information regarding usage of the line of credit for the year ended May 31, 2018 for the Equity Income Plus Fund.  The Short Term U.S. Government Agency Income Fund did not borrow on the line of credit during the year ended May 31, 2018.  The Funds did not have an outstanding balance on either line of credit as of May 31, 2018.

		Average		Maximum	Date of
	Days	Amount of	Interest	Amount of	Maximum
	Utilized	Borrowing	Expense*	Borrowing	Borrowing
Equity Income Plus Fund	2	$136,500	$36	$225,000	5/2/18

* Interest expense is reported with Other expenses on the Statements of Operations.

(11)	Subsequent Events

On June 28, 2018, the Short Term U.S. Government Agency Income Fund declared and paid a distribution from ordinary income of $84,164 to the shareholders of record on June 27, 2018.

On June 28, 2018, the Equity Income Plus Fund declared and paid a distribution from ordinary income of $309,218 and $2,328 to the shareholders of record on June 27, 2018 of the Institutional Class and Investor Class, respectively.

(12)	Regulatory Updates

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

M.D. Sass Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders of M.D. Sass Funds and
Board of Trustees of Trust for Professional Managers

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and written options, of M.D. Sass Funds, comprising M.D. Sass Equity Income Plus Fund and M.D. Sass Short Term U.S. Government Agency Income Fund (the “Funds”), each a series of Trust for Professional Managers, as of May 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of May 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2011.

COHEN & COMPANY, LTD.

Cleveland, Ohio
July 27, 2018

M.D. Sass Funds
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

• information we receive about you on applications or other forms;

• information you give us orally; and

• information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

M.D. Sass Funds
Additional Information
(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees.  Information pertaining to the Trustees of the Trust is set forth below.  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-855-MDS-FUND (1-855-637-3863).

Number of
		Term of	Portfolios		Other Directorships
	Position(s)	Office and	in Trust		Held by Trustee
Name, Address	Held with	Length of	Overseen	Principal Occupation(s)	During the
and Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Independent Trustees

Michael D. Akers, Ph.D.	Trustee	Indefinite	30	Professor, Department of	Independent Trustee,
615 E. Michigan St.		Term; Since		Accounting, Marquette	USA MUTUALS (an
Milwaukee, WI 53202		August 22,		University (2004-present);	open-end investment
Year of Birth: 1955		2001		Chair, Department of	company with three
				Accounting, Marquette	portfolios).
University (2004-2017).

Gary A. Drska	Trustee	Indefinite	30	Pilot, Frontier/Midwest Airlines,	Independent Trustee,
615 E. Michigan St.		Term; Since		Inc. (airline company)	USA MUTUALS (an
Milwaukee, WI 53202		August 22,		(1986-present).	open-end investment
Year of Birth: 1956		2001		company with three
portfolios).

Jonas B. Siegel	Trustee	Indefinite	30	Retired (2011-present);	Independent Trustee,
615 E. Michigan St.		Term; Since		Managing Director, Chief	Gottex Trust (an open-end
Milwaukee, WI 53202		October 23,		Administrative Officer (“CAO”)	investment company
Year of Birth: 1943		2009		and Chief Compliance Officer	with one portfolio)
				(“CCO”), Granite Capital	(2010-2016); Independent
				International Group, L.P.	Manager, Ramius IDF
				(an investment management	fund complex (two
				firm) (1994-2011).	closed-end investment
companies) (2010-2015);
Independent Trustee,
Gottex Multi-Asset
Endowment fund complex
(three closed-end
investment companies)
(2010-2015); Independent
Trustee, Gottex Multi-
Alternatives fund complex
(three closed-end
investment companies)
(2010-2015).

M.D. Sass Funds
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Portfolios		Other Directorships
	Position(s)	Office and	in Trust		Held by Trustee
Name, Address	Held with	Length of	Overseen	Principal Occupation(s)	During the
and Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Interested Trustee and Officers

Joseph C. Neuberger*	Chairperson	Indefinite	30	President (2017-present);	USA MUTUALS
615 E. Michigan St.	and	Term; Since		Chief Operating Officer	(an open-end investment
Milwaukee, WI 53202	Trustee	August 22,		(2016-present); Executive	company (2001-2018);
Year of Birth: 1962		2001		Vice President, U.S. Bancorp	Trustee, Buffalo
				Fund Services, LLC	Funds (an open-end
				(1994-2017).	investment company
(2003-2017).

John P. Buckel	President	Indefinite	N/A	Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.	and	Term; Since		Services, LLC (2004-present).
Milwaukee, WI 53202	Principal	January 24,
Year of Birth: 1957	Executive	2013
Officer

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.	President,	Term; Since		Services, LLC (2002-present).
Milwaukee, WI 53202	Treasurer	January 24,
Year of Birth: 1974	and	2013
Principal
Financial and
Accounting
Officer

Elizabeth B. Scalf	Chief	Indefinite	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	Compliance	Term; Effective		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Officer,	July 1,		(February 2017-present);
Year of Birth: 1985	Vice	2017		Vice President and Assistant
	President and			CCO, Heartland Advisors, Inc.
	Anti-Money			(December 2016-January 2017);
	Laundering			Vice President and CCO,
	Officer			Heartland Group, Inc.
(May 2016-November 2016);
Vice President, CCO and
Senior Legal Counsel
(May 2016-November 2016),
Assistant CCO and Senior Legal
Counsel (January 2016-April 2016),
Senior Legal and Compliance
Counsel (2013-2015), Heartland
Advisors, Inc.

Adam W. Smith	Secretary	Indefinite	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.		Term; Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202		May 29,		(2012-present).
Year of Birth: 1981		2015

Cullen O. Small	Assistant	Indefinite	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.	Treasurer	Term; Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202		January 22,		(2010-present).
Year of Birth: 1987		2015

*
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

M.D. Sass Funds
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Portfolios		Other Directorships
	Position(s)	Office and	in Trust		Held by Trustee
Name, Address	Held with	Length of	Overseen	Principal Occupation(s)	During the
and Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Kelly A. Burns	Assistant	Indefinite	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.	Treasurer	Term; Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202		April 23,		(2011-present).
Year of Birth: 1987		2015

Melissa Aguinaga	Assistant	Indefinite	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.	Treasurer	Term; Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202		July 1,		(2010-present).
Year of Birth: 1987		2015

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended May 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

M.D. Sass Equity Income Plus Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended May 31, 2018 was as follows:

M.D. Sass Equity Income Plus Fund	95.70%

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.  These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets.  These statements involve risks and uncertainties.  In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively.  Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Advisers the authority to vote proxies.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-855-MDS-FUND (1-855-637-3863).  A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-855-MDS-FUND (1-855-637-3863), or by accessing the SEC’s website at http://www.sec.gov.

The Funds file a complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends.  The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters).  Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov.  Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-MDS-FUND (1-855-637-3863) to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

M.D. SASS FUNDS

Investment Advisers	Equity Income Plus Fund
M.D. Sass, LLC
1185 Avenue of the Americas, 18th Floor
New York, New York 10036

Short Term U.S. Government Agency Income Fund
M.D. Sass Investors Services, Inc.
1185 Avenue of the Americas, 18th Floor
New York, New York 10036

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen & Company, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  Incorporated by reference to the Registrant’s Form N-CSR filed August 7, 2014.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2018	FYE 5/31/2017
Audit Fees	$32,000	$32,000
Audit-Related Fees	$0	$0
Tax Fees	$6,500	$6,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2018	FYE 5/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2018	FYE 5/31/2017
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 7, 2014.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date    7/30/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date    7/30/18

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date    7/30/18

* Print the name and title of each signing officer under his or her signature.